SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported)              August 10, 1999
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                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


        0-12405                                           94-2880078
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(Commission File Number)                    (I.R.S. Employer Identification No.)

            389 Oyster Point Boulevard, South San Francisco, CA 94080
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (650) 583-9964
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5:  Other Events.

Private Placements

     On August 10, 1999 Imatron Inc. ("Imatron") announced the completion of a $3,000,000 private placement of 3 million shares of its common stock. In connection with the sale, Imatron issued 1,000,000 five year warrants to purchase its common stock at $1.25 per share.

     Imatron also announced the completion of a $3,000,000 private placement to Terry Ross, Imatron's President. In connection with the sale, made in part pursuant to agreements previously entered into, Imatron issued 3,767,713 shares of common stock, 360,000 five year warrants to purchase its common stock at $1.044 per share, and 2,991,027 one year warrants to purchase its common stock at $1.003.

     Imatron intends to use the proceeds, part of which was previously received, for general corporate purposes and working capital. The securities have not been registered under the Securities At of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Imatron on August 10, 1999 relating to the foregoing transactions.

Item 7.  Financial Statements and Exhibits.

    Exhibit No.          Description
    Exhibit 5.1          Form of Stock Purchase Agreement
    Exhibit 5.2          Common Stock Purchase Warrant dated as of June 15, 1999
    Exhibit 5.3          Common Stock Purchase Warrant dated as of June 15, 1999
    Exhibit 5.4          Common Stock Purchase Warrant dated as of June 30, 1999
    Exhibit 99.1         Press Release dated August 10, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, Imatron Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMATRON INC.



                                       By: /s/ S. LEWIS MEYER
                                       - - - - - - - - - - - - - - - - - - - - -
                                               S. Lewis Meyer
                                               Chief Executive Officer

                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit No.     Document                                           Numbered Page
Exhibit 5.1:    Form of Stock Purchase Agreement
Exhibit 5.2     Common Stock Purchase Warrant dated as of June 15, 1999
Exhibit 5.3     Common Stock Purchase Warrant dated as of June 15, 1999
Exhibit 5.4     Common Stock Purchase Warrant dated June 30, 1999
Exhibit 99.1    Press Release dated August 10, 1999